Sales Leaseback	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
SALES LEASEBACK

Note 11 — SALES LEASEBACK

On November 9, 2017, the Company entered into a sale leaseback agreement (the "Agreement") with Zhongli International Leasing Co., Ltd ("Zhongli"). Pursuant to the Agreement, the Company sold certain machinery purchased during the year to Zhongli for approximately $691,520 (RMB 4.5 million). The Company then leased back the machinery from Zhongli for 48 months with specified monthly payments over the lease term. The Company has a bargain purchase option at a price of Nil to buyback this equipment by the end of the lease term. All these machines are currently being used by the Company for its production purposes. The Company concluded this transaction does not qualify for sale-leaseback accounting in accordance with ASC 840-40-25-11 and shall record under the lease financing method. Under the lease financing method, the assets remain on the Company's consolidated balance sheet and the proceeds from the transactions are recorded as a financing liability.

The minimum payments of the lease term has 35 months from December 17, 2017 to November 17, 2021. As of December 31, 2018, the lease payments balance are as follows:

Total lease payment as of December 31, 2017	$590,865
Less: foreign exchange effect	(31,634)
Less: payments during the year	(168,589)
Total loan balance as of December 31, 2018	389,642
Less: current portion of payment obligation	(177,291)
Long term payable as of December 31, 2018	$212,351

According to the agreement, future obligations for payments of the above lease agreement are as below:

Twelve months ended December 31, 2018
2019	$177,291
2020	156,939
2021	55,412
Total	$389,642

Interest expense incurred for the year ended December 31, 2018 and 2017 amounted to $85,186 and $8,223, respectively.